Exhibit 10.3


                                                                                  2006
                                                                                 Target                   2005
                                                        2006                    Incentive              Incentive
        Executive Officer                             Base Salary             Opportunity*            Compensation
-----------------------------------------------      ------------------     ----------------         -----------------
William J. Alcorn                                       $385,000                    50%                  $292,104
Senior Vice President,
Controller and Chief Procurement Officer

Joanne L. Bober                                         $475,000                    50%                  $376,875
Executive Vice President,
General Counsel and Secretary

Robert B. Cavanaugh                                     $670,000                    60%                  $581,474
Executive Vice President,
Chief Financial Officer

Ken C. Hicks                                            $800,000                    75%                  $678,938
President and Chief Merchandising Officer

Stephen F. Raish                                        $430,000                    50%                  $272,902
Executive Vice President,
Chief Information Officer

Michael T. Theilmann                                    $520,000                    60%                  $443,750
Executive Vice President,
Chief Human Resources and
Administration Officer

Myron E. Ullman, III                                  $1,500,000                   100%                $2,662,500
Chairman and Chief Executive Officer

*The target incentive opportunity is a percentage of base salary.